                                                                     Exhibit 1.1

1 Consumer and                Consommation               Certified a true copy of "the"
  Corporate Affairs Canada    et Corporations Canada              original this 12/th/ day of September 2000

                                                         /s/ Linda Hogg
                                                         --------------
                                                         Linda Hogg, Solicitor and Notary Public
                                                         And for the Province of British Columbia

Certificate of Incorporation                         Certificat de constitution

Canada Business                                      Loi sur les societes
Corporations Act                                     commerciales canadiennes

T.E.N. PRIVATE CABLE SYSTEMS INC.                    200926-9
                                                     ---------
Name of Corporation -Denomination de la societe      Number -Numero

I hereby certify that the above-                     Je certifie par les presentes que
mentioned Corporation, the                           a societe mention nee ci-haut,
Articles of Incorporation of which                   dont les statuts constitutifs sont
are attached, was incorporated joints, a             ete constituee en societe
under the Canada Business                            en vertu de la Loi sur les societes
Corporations Act.                                    commerciales canadiennes.



Le Directeur

/s/ Federick H. Sparling

Federick H. Sparling, Director

                                                     December 27, 1985
                                                     le 27 decembre 1985
                                                     Date of Incorporation -Date de constitution

Canada

CANADA BUSINESS                                                         LO SUR LES SOCIETES
CORPORATIONS ACT.                                                       COMMERCIALES CANADIENNES

FORM 1                                                                  FORMULE 1
ARTICLES OF INCORPORATION                                               STAT\/TS CONSTTTV11FS
(SECTION 6)                                                             (ARTICLE 6)

1 Corporation                                                           Denomination de la societe.
--------------                                                          ---------------------------
T.E.N. PRIVATE CABLE SYSTEMS INC.


2. The place in Canada where the registered office is to be situated    Lieu au Canada ou doit etre silue le sicge social


17th Floor, 401 West Georgia Street
Vancouver, B. C., V6B 5Al

3. The classes and any maximum number of shares that the corporation    Categories et tout nombre maximal d'actions que las societe
   is authorized to issue                                               est autorisee a emettre


The Corporation is authorized to issue an unlimited number of shares of one class.

4. Restrictions if any on share transfers                               Restrictions sur le Iransfert des actions. soil ya

NONE
Other (or minimum and maximum number)                                   Nombre (ou nombre minimum et of directors maximum )
A minimum of one and a maximum of four.                                 d'administrateurs

5. Restrictions if any on business the corporation may carry on         Limites imposees quant aux activities comerciales que la
                                                                        societe peut exploiter, s'il y a lieu

NONE

6. Other provisions if any                                              Autresdisposilions s'il y a lieu
NONE

Incorporalors                                                           Fondateurs
Names -Noms                Address (include postal code)                Signatures
                           Adresse (Inclure le code postal)e

Alan Roy Murphy            1109 -777 Cardero Street                     /s/ Alan R. Murphy
                           Vancouver V6G 2G4

Peter Cox                  4505 Langara Avenue                          /s/ Peter Cox
                           Vancouver, B.C., V6R 1C9

Susan Diane Jeffs          3589 Pine Crescent                           /s/ Susan Jeffs
                           Vancouver, B.C., V6J 4K2

A DEPARTMENTAL USE ONLY                                                 A  L'USAGE DU MINISTERE SEULEMENT
Corporation N0 - No de la societe                                       Filed - deposee
                                200926-9                                               Jan 2, 1986

1 Consumer and                Consommation                Certified a true copy of the "
  Corporate Affairs Canada    et Corporations Canada      original this 12/th/ day of September 2000

                                                          /s/ Linda Hogg
                                                          Linda Hogg, Solicitor and Notary Public
                                                          And for the Province of British Columbia

Certificate of Amendment                             Certificat de modification

Canada Business                                      Loi sur les societes
Corporations Act                                     commerciales canadiennes

T.E.N. PRIVATE CABLE SYSTEMS INC. 200926-9
                                  ---------

Name of Corporation -Denomination de la societe Number -Numero

I hereby certify that the Articles of the       Je certifie par les presentes que les
above-mentioned Corporation were amended        statuts de la societe mentionnee ci-haut amended ont ete modifies
(a) under section 13 of the Canada              (a) en vertu de I'article 13 de la Loi sur
Business Corporations Act in accord-            les societes commerciales canadiennes
ance with the attached notice;                  conformement a I'avis ci-joint;

(b) under Section 27 of the Canada              (b) en vertu de I'article 27 de la Loi sur
Business Corporations Act as set out            les societes commerciales canadiennes
in the attached Articles of Amendment           tel qu'indique dans les clauses
designating a series of shares;                 modificatrices ci-jointes designant une serie d'actions;

(c) under Section 171 of the Canada      XX     (c) en vertu.d.e I'article 1 ~1 de la Loi
Business Corporations Act as set out            sur les socletes commerclales cana-
in the attached Articles of Amendment;          diennes tel qu'indique dans les clauses
                                                modificatrices ci-jointes;

(d) under Section 185 of the Canada             (d) en vertu de I'article 185 de la Loi
Business Corporations Act as set                sur les societes commerciales cana-
out in the attached Articles of                 diennes tel qu'indique dans les clauses
Reorganization;                                          de reorganization ci-jointes;

(e) under Section 185.1 of the Canada           (e) en vertu de I'article 185.1 de la Loi
Business Corporations Act as set out            sur les societes commerciales cana-
in the attached Articles of Arrangement.        diennes tel qu'indique dans les clauses
                                                d'arrangement ci-jointes.

Le Directeur

/s/ Federick H. Sparling   Director                  November 4, 1986
                                                     le 4 novembre 1986
                                                     Date of Amendment -Date de la modification

                                                     Canada.a..

CANADA BUSINESS                                         LO SUR LES SOCIETES
CORPORATIONS ACT.                                       COMMERCIALES CANADIENNES

FORM 4                                                  FORMULE 4
ARTICLES OF AMENDMENT                                   CLAUSES MODIFICATRICES
(SECTION 6)                                             (ARTICLE 27 OU 171)

1 Name of Corporation Denomination de la societe.       2. Corporation No - No de la societe
T.E.N. PRIVATE CABLE SYSTEMS INC.                       200926-9


3. The articles of the above-named corporation are      Les statuts de la societe ci-haut mentionnee
amended as follows:                                     sont modifies de la facon suivante

The existing Part 5 of the Articles of Incorporation of the Corporation is hereby deleted and replaced with the following:
A minimum of three (3) and a maximum of ten (10) Directors.

 ... ",


                                     Desciption of Office - Desceiption du poste

Oct. 31, 1986     Signature
                  /s/ Susan Jeffs    Susan Jeffs, Director & Secretary

R DEPARTMENTAl USE ONLY              A  L `USAGE DU MINISTERE SEULEMENT ---
                                     Filed -Deposee
                                           --------
                                     Nov. 5, 1986-
                                     ------------

CANADA                                             NUMBER
PROVINCE OF BRITISH COLUMBIA                       A-26217

                                        Certified a true copy of  the "
                                        original this 12/th/ day of September
                                        2000

                                        /s/ Linda Hogg

                                        Linda Hogg, Solicitor and Notary Public
                                        And for the Province of British Columbia


                         PROVINCE OF BRITISH COLUMBIA

                  Ministry of Finance and Corporate Relations

                            REGISTRAR OF COMPANIES



                                  COMPANY ACT


                                  Certificate

                             I HEREBY CERTIFY THAT

                       T.E.N. PRIVATE CABLE SYSTEMS INC.



HAS THIS DAY BEEN REGISTERED AS AN EXTRA PROVINCIAL COMPANY

UNDER THE COMPANY ACT




                                          GIVEN UNDER MY HAND AND SEAL OF OFFICE
                                          AT VICTORIA, BRITISH COLUMBIA,
                                          THIS 9TH DAY OF JULY, 1987



                                          /S/  M. A. Jorre
                                          M.A. Jorre De St. Jorre
                                          REGISTRAR OF COMPANIES

   Consumer and                  Consommation                          Certified a true copy of  the "
   Corporate Affairs Canada      et Corporations Canada                    original this 12/th/ day of September 2000
                                                                       /s/ Linda Hogg
                                                                       --------------
                                                                       Linda Hogg, Solicitor and Notary Public
                                                                       And for the Province of British Columbia
Certificate of Amendment                                               Certificat de modification

Canada Business                                                        Loi sur les societes
Corporations Act                                                       par actions de regime federal

T.E.N. PRIVATE CABLE SYSTEMS INC.                            200926-9
                                                             --------
Name of Corporation -Denomination de la societe                        Number -Numero

I hereby certify that the Articles of  the                   Je certifie par les presentes que les

above-mentioned Corporation were                             statuts de la societe mentionnee ci-haut amended ont ete modifies

(a) under Section 13 of the Canada                           (a) en vertu de l'article 13 de la
Business Corporations Act in accordance                      Loi regissant les societes par
with the actions attached notice;                            de regime federal  conformement a l'avis ci-joint;

(b) under Section 27 of the Canada                           (b) en vertu de l'article 27 de la
Business Corporations Act                                    Loi regissant les societes par actions
as set out in the attached                                   de rez1Ine federal tel qu' indique dans
Articles of Amendment                                        les clauses modificatrices ci-jointes
designating a series of shares;                              designant une serie d' actions;

(c) under Section 177 of the Canada                   XX     (c} en vertu de l'article 177 de la  canada
Business Corporations Act                                    Loi r~gissant les soci~t~s par
as set out in the attached                                   de regime federal tel qu' indique dans
Articles of Amendment;                                       les clauses modificatrices ci- jointes;

(d) under Section 191 of the Canada                          (d) en vertu de l'article 191 de la canada
Business Corporations Act                                    Lol regissant les societes par actions
as set out in the attached                                   de regime federal tel qu' indique
Articles of Reorganization;                                  dans les clauses de reorganisation ci-jointes;

(e) under Section 192 of the Canada                          (e) en vertu de l'article 192 de la canada
Business Corporations Act                                    Loi regissant les soci~tes par actions
as set out in the attached                                   de regime federal tel qu' indique dans
Articles of Arrangement.                                     les clauses d'arrangement ci-jointes.

Le directeur

/s/ Federick H. Sparling                               June 15, 1990/le 15  Juin 1990

Federeick H. Sparling, Director                       Date of Amendment -Date de la modification
                                                                Canada.a..

                                                                       CCA-1399 (10-85) a a

CANADA BUSINESS                                      LO SUR LES SOCIETES
 CORPORATIONS ACT.                                   COMMERCIALES CANADIENNES

FORM 4                                               FORMULE 4

ARTICLES OF AMENDMENT                                CLAUSES MODIFICATRICES

(SECTION 6)                                          (ARTICLE 27 OU 171)


1 Name of Corporation      Denomination de la societe.                 2. Corporation No - No de la societe
----------------------     ---------------------------                 ------------------------------------
T.E.N. PRIVATE CABLE SYSTEMS INC.                                   200926-9

3 -The articles of the above-named corporation are amended             Les statuts de la societe ci-haut
as follows:                                                            mentionnee sont modifies de la facon
                                                                       suivante:

The existing Part 3 of the Articles of Incorporation of the Corporation is hereby deleted and replaced with the following:

"The Corporation is authorized to issue:

(a)      an unlimited number of common shares without par value;

(b) 10,000,000 Cumulative, Convertible, Non-Voting, Non- participating Preferred Shares, comprised of 2,500,00 series IIA11, 2,500,000 series "B", 2,500,000 series "C" and 2,500,000 series IID11 Preferred Shares having attached thereto those special rights and restrictions that appear in the Schedule that are attached to these Articles of Amendment."

                                     Desciption of Office - Desceiption du poste

May 18, 1990    Signature
                /s/ Brad Orlowski    Brad Orlowski, Director

R DEPARTMENTAl USE ONLY              A  L `USAGE DU  MINISTERE SEULEMENT ---
                                     Filed -Deposee
                                          ---------
                                     June 18 1990
                                     ------------
A.-1387 (4/85) 46

                                     NUMBER

BRITISH COLUMBIA                     A-26217

                                     Certified a true copy of  the "
                                     original this 12/th/ day of September 2000

                                     /s/ Linda Hogg
                                     --------------
                                     Linda Hogg, Solicitor and Notary Public
                                     And for the Province of British Columbia


                                   CERTICATE

                                      OF

                                CHANGE OF NAME

                        FOR AN EXTRAPROVINCIAL COMPANY
                                  COMPANY ACT

                             I HEREBY CERTIFY THAT

                       T.E.N. PRIVATE CABLE SYSTEMS INC.



         HAS THIS DAY FILED DOUCMENTS EVIDENCING ITS CHANGE OF NAME TO


                         CINEMA INTERNET NETWORKS INC.



                                ISSUED UNDER MY HAND

                                AT VICTORIA, BRITISH COLUMBIA,

                                ON MARCH 22, 2000



                                /S/  J.S. POWELL

                                John S. Powell

                                Registrar of Companies

                                Province of British Columbia Canada

INDUSTRY CANADA            INDUSTRIE CANADA
CANADA BUSINESS            LOI CANADIENNE SUR
CORPORATIONS ACT.          LES SOCIETES PAR ACTIONS

FORM 4                                                          FORMULE 4
ARTICLES OF AMENDMENT                                           CLAUSES MODIFICATRICES
(SECTION 27 OR 177))                                            (ARTICLE 27 OU 177)

1 Name of Corporation      Denomination de la societe .         2. Corporation No - No de la societe
T.E.N. PRIVATE CABLE SYSTEMS INC.                               200926-9

3 -The articles of the above-named corporation are amended      Les statuts de la societe ci-haut mentionnee sont modifies de la
as follows:                                                     facon suivante:


           The name of the Company is changed to:

           CINEMA INTERNET NETWORKS INC.


                                            Desciption of Office - Desceiption du poste

JUNE 6, 1999      Signature
                  /s/ WILLIAM MASSEY        William Massey President/CEO

R DEPARTMENTAl USE ONLY                     A  L `USAGE DU  MINISTERE SEULEMENT ---
                                            Filed -Deposee
                                                 ---------
                                            July 16, 1999
                                            -------------

Canada IC 3069 (2/96)

Industry Canada    Industrie Canada                             Certified a true copy of  the "
                                                                original this 12/th/ day of September 2000
                                                                /s/ Linda Hogg
                                                                --------------
                                                                Linda Hogg, Solicitor and Notary Public
                                                                And for the Province of British Columbia

Certificate                                                     Certificat
Of Amendment                                                    de modification

Canada Business                                                 Loi sur les societes
Corporations Act                                                par actions de regime federal

Cinema Internet networks Inc.                     200926-9
                                                  --------
Name of Corporation -Denomination de la societe                 Number -Numero
I hereby certify that the Articles of the               Je certifie Par les presentes que
above-mentioned Corporation were amended                les statuts de la societe mentionne
                                                        ci-haut ont ete modifies

(a) under Section 13 of the Canada Business             (a) en vertu de l'article 13 de la Loi
Corporations Act in accordance with                     canadienne sur /es societes par actions,
the attached notice;                                    conformement a l'avis ci-joint;

(b) under Section 27 of the Canada                      (b) en vertu de l'article 27 de la
Business Corporations Act as set out in the             Loi r~gissant les soci~tes par actions
attached articles of amendment                          tel qu'il est ndique dans les clauses
designating a series of shares;                         modificatrices ci-jointes
                                                        designant une serie d'actions;

(c) under Section 179 of the Canada               XX    (c} en vertu de l'article 179 de la
Business Corporations Act as set out                    Loi canadienne sur /es societes par
in the attached articles of amendment;                  actions tel qu'il est indique dans les
                                                        clauses modificatrices ci-jointes;

(d) under Section 191 of the Canada                     (d) en vertu de l'article 191 de la Loi
Business Corporations Act as set out                    canadienne sur/es societes par actions
in the attached articles of reorganization;             tel qu'il indique dans les clauses de
                                                        reorganisation ci-jointes;

Le directeur

/s/                                                     July 27, 1999/le 27 juillet 1999

Director - Directeur                                    Date of Amendment -Date de la modification
                                                                 Canada.a..